Exhibit 99.1 United States Steel Corporation Second Quarter 2014 Earnings Conference Call and Webcast July 30, 2014 © 2011 United States Steel Corporation

2 Forward-looking Statements United States Steel Corporation This presentation contains forward-looking statements with respect to market conditions, operating costs, shipments and prices. Factors that could affect market conditions, costs, shipments and prices for both North American and European operations include: (a) foreign currency fluctuations and related activities; (b) global product demand, prices and mix; (c) global and company steel production levels; (d) plant operating performance; (e) natural gas, electricity, raw materials and transportation prices, usage and availability; (f) international trade developments, including court decisions, legislation and agency decisions on petitions and sunset reviews; (g) the impact of fixed prices in energy and raw materials contracts (many of which have terms of one year or longer) as compared to short-term contract and spot prices of steel products; (h) changes in environmental, tax, pension and other laws; (i) the terms of collective bargaining agreements; (j) employee strikes or other labor issues; and (k) U.S. and global economic performance and political developments. Domestic steel shipments and prices could be affected by import levels and actions taken by the U.S. Government and its agencies, including those related to CO2 emissions, climate change and shale gas development. Economic conditions and political factors in Europe and Canada that may affect U. S. Steel Europe’s and U. S. Steel Canada’s results include, but are not limited to: (l) taxation; (m) nationalization; (n) inflation; (o) fiscal instability; (p) political issues; (q) regulatory actions; and (r) quotas, tariffs, and other protectionist measures. We present adjusted net income (loss) and adjusted net income (loss) per diluted share, which are non-GAAP measures, as an additional measurement to enhance the understanding of our operating performance and facilitate a comparison with that of our competitors. In accordance with “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995, cautionary statements identifying important factors, but not necessarily all factors, that could cause actual results to differ materially from those set forth in the forward-looking statements have been included in U. S. Steel’s Annual Report on Form 10-K for the year ended December 31, 2013, and in subsequent filings for U. S. Steel.

Income from Operations – Reportable Segments and Other Businesses $ Millions Adjusted Net Income $ Millions Adjusted Diluted EPS $ / Share 2Q 2014 1Q 2014 2Q 2013 2Q 2013 1Q 2014 2Q 2014 Carnegie Way improvements offset weather and operational issues Note: For reconciliation of non-GAAP amounts see Appendix 1Q 2014 2Q 2013 2Q 2014 Adjusted Second Quarter 2014 Results Strong 3 United States Steel Corporation

Cash from Operations $ Millions 1Q 2014 4Q 2013 3Q 2013 LTM 2Q 2014 Note: Cash from operations includes a voluntary pension contribution of $140 million in 3Q 2013 Total Estimated Liquidity $ Millions 1Q 2014 4Q 2013 3Q 2013 2Q 2014 Significant cash generation Strong liquidity position Significant decease in net debt Strong Cash Flows and Liquidity 4 United States Steel Corporation Cash and Cash Equivalents $ Millions Net Debt $ Millions

Income from Operations $ Millions Average Realized Prices $ Millions 2Q 2013 1Q 2014 2Q 2014 Second Quarter 2014 Flat-rolled Segment 2Q 2013 1Q 2014 2Q 2014 Shipments Net tons (Thousands) 2Q 2013 1Q 2014 2Q 2014 Operating income per ton increased $22 from second quarter 2013 Results were positive despite significant operational issues Lost and Found Management partially offset significant headwinds 5 United States Steel Corporation

Income from Operations $ Millions Average Realized Prices $ Millions 2Q 2014 1Q 2014 2Q 2013 xxx Second Quarter 2014 Tubular Segment 2Q 2014 1Q 2014 2Q 2013 Shipments Net tons (Thousands) 2Q 2014 1Q 2014 2Q 2013 Strong energy tubular market led by onshore horizontal oil drilling 6 United States Steel Corporation

Income from Operations $ Millions Average Realized Prices $ Millions 2Q 2013 1Q 2014 2Q 2014 Second Quarter 2014 U. S. Steel Europe Segment 2Q 2013 1Q 2014 2Q 2014 Shipments Net tons (Thousands) 2Q 2013 1Q 2014 2Q 2014 Operating income per ton increased $27 from second quarter 2013 Stronger profitability despite the absence of sale and swap of carbon emission credits in 1Q 7 United States Steel Corporation

Carnegie Way Benefits – FY 2014 Impact $ Millions 8 Carnegie Way Delivering Strong Benefits Fast Previously announced Additional announced today Total announced to-date 55% 12% United States Steel Corporation

9 Carnegie Way transformation Phase 1: Earning the right to grow Phase 2: Driving profitable growth Strategic Approach United States Steel Corporation

10 United States Steel Corporation Flat-rolled June U.S. light vehicle sales reached an eight year SAAR high MSCI USA carbon flat-rolled inventories stable at 2.1 months and outbound shipments up ~5% YTD; Canada inventory 80% y-o-y despite slight YTD shipment increase Recent OEM forecasts reflect improving appliance market in 2014 Construction indices continue to indicate growth in 2014 U. S. Steel Europe V4* car production expected to outpace the average EU in 3Q and 2014 Appliance growth in Central Europe expected to outperform average EU growth EU construction output expected to grow in 2014, primarily driven by the residential sector Tubular Imports remain challenging Oil directed rig counts near highest level in decades Oil prices expected to increase 2% in 3Q supporting current drilling levels Natural gas storage levels at end of withdrawal season at lowest level in eleven years Market Updates Major industry summary and market fundamentals * Visegrad Group – Czech Republic, Hungary, Poland and Slovakia

11 United States Steel Corporation Third Quarter 2014 Outlook Segment outlook Flat-rolled Operating results expected to improve significantly Operations have returned to normal resulting in a favorable $150 million impact in the quarter from increased operating efficiencies and reduced repairs and maintenance costs Average realized prices comparable to second quarter U. S. Steel Europe Operating results expected to decrease as compared to the second quarter Lower shipments resulting from planned caster and blast furnace outages Average realized prices comparable to second quarter Lower raw material costs, primarily iron ore Tubular Operating results expected to improve modestly Lower shipments due to the indefinite idling of Bellville and McKeesport facilities Improved average realized prices due to improved pricing and mix

12 United States Steel Corporation Strategic Update Operating updates Great Lakes Works Gary Works Pellet supply and inventories Product development and capabilities Generation 3 AHSS for automotive Premium connections Research & Development Actions and initiatives

United States Steel Corporation Second Quarter 2014 Earnings Conference Call and Webcast Q & A July 30, 2014 © 2011 United States Steel Corporation United States Steel Corporation 13

© 2011 United States Steel Corporation Appendix 14 United States Steel Corporation

15 Major industry summary North American Flat-rolled Segment Sources: Wards / Customer Financial Reports / AISI / CMI / Economic Planning Assoc / AHAM / US Census Bureau / AIA / AEM / MSCI Automotive June U.S. light vehicle sales exceeded expectations for the second consecutive month, reaching an 8-year high 16.92 million SAAR. The result lifted the YTD SAAR from 15.9M to 16.07M. Days supply of inventory tracking approximately 5 days below historical seasonal average. 3Q build schedules firm; in line with 1Q actuals. Industrial Equipment Agricultural and Mining equipment sales expected to drop 5% to 10% in 2014. Construction equipment projected to be the lone bright spot. Railcar deliveries forecast for 2014 up 18% vs. 2013. Tin Plate May YTD metal can shipments are down slightly. Apparent consumption of tin mill products through May down 5%; domestic shipments down 7%; Imports up 5% through May. Appliance Industry shipment forecasts are increasing, suggesting growth of 4% to 7% in 2014. AHAM 6 shipments in the United States rose 7.9% year-on-year in June and 3.4% YTD. Pipe and Tube Structural tubing demand remains good. Line pipe project inquiry activity accelerating, with OCTG demand remaining steady, yet under pressure due to imports. Construction Construction spending moved north in May by 0.1% to a SAAR of $956 billion versus May of 2013, spending up 6.6%. Service Center 2Q shipment levels in both countries increased from the prior quarter and from year-ago levels. In June, gross inventories increased in the USA, but declined in Canada. USA months’ supply at 2.1; Canada less than 3.0. United States Steel Corporation

16 Market Fundamentals Sources: Baker Hughes, Energy Information Administration, Preston Publishing, Spears & Associates, Wood Mackenzie, Internal Oil Directed Rig Count Currently 1,562 rigs, up 12% year over year and very near to the highest level in decades. The oil directed rig count increased by 5% during the second quarter of 2014. Gas Directed Rig Count Currently 318 rigs, down 14% year over year. The natural gas directed rig count decreased 1% during the second quarter of 2014. Natural Gas Storage Level Currently 2,219 Bcf, 20.2% below last year, and 23.5% below the five year average. Inventories ended the withdrawal season (End of March) at 826 Bcf, the lowest level in eleven years. Oil Price The West Texas Intermediate oil price averaged $103 per barrel during the second quarter of 2014, up $4 or 4% from the previous quarter. Wood Mackenzie forecasts an average third quarter price of $105 per barrel. Natural Gas Price Wood Mackenzie forecasts an average third quarter natural gas price of $4.70 per MMBtu, representing a minor increase from the previous quarter (2%) but a significant increase (32%) from the third quarter last year. Imports During the second quarter of 2014, import share of OCTG apparent market demand averaged roughly 51% OCTG Inventory June 2014 OCTG inventory is estimated to be about 2.8 million tons, approximately 4.6 months of supply. Tubular Segment United States Steel Corporation

17 Major industry summary Sources: Eurofer, USSK Marketing, EASSC, LMC, Euroconstruct, ESTA, ACEA United States Steel Corporation Automotive In 3Q 2014, the EU 27 car production is expected to amount to 3.71 million units, an increase of 1% y-o-y. Total EU 2014 car production is forecasted to grow by 3.7% to 16.51 million units. V4 car production is anticipated to increase by 1.7 % y-o-y in 3Q 2014 and for year 2014 we expect growth of 5% y-o-y with 2.90 million produced units. Appliance In 3Q 2014, EU appliance production is projected to grow by 6% q-o-q. In 3Q 2014, V4 market is anticipated to grow by 9% q-o-q. In 2014, activity in the EU domestic appliance sector is expected to rise by 3% y-o-y driven by an improvement in economic conditions and a continued recovery of the European residential property market. Tin Plate General development in the packaging market is expected to copy last year´s trend where after a strong 2Q there was a drop in 3Q. In 3Q 2014, tin consumption is projected to decrease by 5 % q-o-q. Tin output may rise slightly by around 1% in total for 2014. Construction The construction outlook for 3Q 2014 is growth of 1 - 1.2% y-o-y, in line with the anticipated increase in construction investment of approximately 1.5% in 2014. The main factors are the positive outlook for residential construction in the EU and the renovation and modernization (R&M) sector. Construction sector output in 2014 is expected to rise by 2.5%. Service Centers The latest European Steel Service-Centres Association report confirms a mildly rising trend in inventories during 2Q 2014. This represents the normal pattern of improving sector activity in the second quarter and the corresponding need for distributors and end-users to adapt their inventory levels. Inventory is expected to remain at normal levels in most markets during 3Q. U. S. Steel Europe Segment

U. S. Steel Commercial – Contract vs. Spot Contract vs spot mix by segment – twelve months ended June 30, 2014 Firm 23% Market Based Quarterly * 19% Flat-rolled Market Based Monthly * 13% Tubular U. S. Steel Kosice Spot 31% Cost Based 13% Contract: 69% Spot: 31% Firm 39% Market Based Quarterly 1% Spot 49% Cost Based 1% Program 56% Contract: 51% Spot: 49% Market Based Monthly 10% Spot 44% Program: 56% Spot: 44% United States Steel Corporation 18 Market Based Semi-annual * <1% * - Annual contract volume commitments with price adjustments in stated time frame

19 United States Steel Corporation Other Items Capital Spending Second quarter actual $96 million, 2014 estimate $600 million Depreciation, Depletion and Amortization Second quarter actual $165 million, 2014 estimate $670 million Pension and Other Benefits Costs Second quarter actual $70 million, 2014 estimate $317 million (incl. OPEB curtailment) Pension and Other Benefits Cash Payments (excluding any voluntary pension contributions) Second quarter actual $114 million, 2014 estimate $525 million

20 0.00 0.20 0.40 0.60 0.80 1.00 1.20 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 Q2 2014 1.00 0.35 0.26 0.15 0.13 0.14 0.17 0.12 0.11 0.11 0.08 Days Away From Work Injury Rate (Frequency Rates per 200,000 Hours Worked) Global Safety Performance Safety Performance United States Steel Corporation

21 United States Steel Corporation Adjusted Results ($ millions) 2Q 2014 1Q 2014 2Q 2013 Reported net income (loss) ($18) $52 ($78) Litigation reserves 46 ─ ─ Loss on assets held for sale 9 ─ ─ Curtailment gain (12) ─ ─ Adjusted net income (loss) $25 $52 ($78) ($ per share) Reported EPS (LPS) ($0.12) $0.34 ($0.54) Litigation reserves 0.31 ─ ─ Loss on assets held for sale 0.06 ─ ─ Curtailment gain (0.08) ─ ─ Adjusted diluted EPS (LPS) $0.17 $0.34 ($0.54) Reconciliation of reported and adjusted net income and EPS